EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust dated March
            9, 1998 and amended March 1, 1999 (filed as Exhibit a1 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            December 29, 1999).

EX-99.b     Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
            Post-Effective Amendment No. 7 to the Registration Statement of
            American Century Investment Trust on May 13, 1998).

EX-99.d1    Investor Class Management Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement of
            American Century Government Income Trust on July 31, 1997).

EX-99.d2    Amendment No. 1 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated March 31, 1998
            (filed as a part of Post-Effective Amendment No. 23 to the
            Registration Statement of American Century Municipal Trust on March
            26, 1998).

EX-99.d3    Amendment No. 2 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated July 1, 1998
            (filed as a part of Post-Effective Amendment No. 39 to the
            Registration Statement of American Century Government Income Trust
            on July 28, 1999).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc. dated September 16,
            2000.

EX-99.e1    Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc.
            dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
            Amendment No. 17 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated November 20, 2000 (filed as Exhibit
            e10 to Post-Effective Amendment No. 29 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.g     Custodian Agreement between American Century California Tax-Free and
            Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996,
            (filed as a part of Post-Effective Amendment No. 31 to the
            Registration Statement of American Century Government Income Trust
            filed on February 7, 1997).

EX-99.h1    Transfer Agency Agreement American Century American Century
            California Tax-Free and Municipal Funds and American Century
            Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and
            American Century Services Corporation (filed as Exhibit 9 to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 dated June 29, 1998 to the Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and
            American Century Services Corporation (filed as Exhibit b9b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed June 29, 1998, and incorporated herein by
            reference).

EX-99.h4    Amendment No. 2 dated November 20, 2000 to the Transfer Agency
            Agreement between American Century California Tax-Free and Municipal
            Funds and American Century Services Corporation.

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 21,
            1999 (filed as Exhibit h3 to Post-Effective Amendment No. 29 to the
            Registration Statement of the Registrant on December 29, 1999).

EX-99.i     Opinion and consent of counsel (filed as a part of Post-Effective
            Amendment No. 28 of the Registration Statement of the Registrant on
            December 28, 1998).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as a part of Post-Effective Amendment No. 28 of the Registration
            Statement of the Registrant on December 28, 1998).

EX-99.j3    Power of Attorney dated September 16, 2000.

EX-99.p     American Century Investments Code of Ethics.